UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2009
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California	90024

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 9, 2009, the Company announced the appointment of Raymond P. Silcock, 58, as Executive Vice President and Chief Financial Officer. Mr. Silcock will begin his duties immediately.
From August 2007 until March 2009, Mr. Silcock served as Senior Vice President and Chief Financial Officer of UST Inc., a leading producer and marketer of smokeless tobacco products and premium wines that was acquired by Altria Group, Inc. in January 2009. From November 2006 until July 2007, Mr. Silcock served as Executive Vice President and Chief Financial Officer of Swift & Company, a leading meatpacking company that was acquired by JBS S.A. in July 2007. From 1998 to 2005, he served as Executive Vice President and Chief Financial Officer of Cott Corporation, the world’s largest private label bottler of soft drinks. Mr. Silcock earned an MBA from the Wharton School at the University of Pennsylvania and holds a U.K. certification from the Chartered Institute of Management Accountants.
Mr. Silcock will be entitled to the following compensatory arrangements, subject to the approval of the Management Development and Compensation Committee of the Company’s Board of Directors:
•	an initial base salary of $600,000 per year;

•	a guaranteed bonus of $200,000 for fiscal year 2009, contingent upon his continuous employment through the payment date and the Company’s ability to pay;

•	the right to participate in the Company’s Annual Incentive Plan for Executive Officers for fiscal year 2010, with a current target opportunity of 90% of his annual base salary

•	eligibility for participation in the Company’s long term incentive program, with a recommended initial grant of equity-based awards valued at twice his annual base salary;

•	reimbursement of relocation expenses pursuant to the Company’s relocation policy, and up to $5,000 per month for temporary housing for up to six months;

•	eligibility for participation in the Company’s executive benefits and life insurance programs;

•	eligibility for participation in the Company’s Deferred Compensation Plan and 401(k) Savings Plan; and

•	participation in the Company’s Change in Control Severance Plan and, after one year of employment, in the Company’s Executive Severance Plan.
For descriptions and copies of the plans and policies listed above, please refer to the Company’s most recent annual report on Form 10-K and proxy statement.
Effective with the appointment of Mr. Silcock, William R. Hollinger, the Company’s Senior Vice President and Chief Accounting Officer, is no longer serving as the Company’s principal financial officer, but he will continue to serve as the Company’s principal accounting officer.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release dated September 9, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: September 9, 2009

KB Home
By:	/s/ Wendy C. Shiba
Wendy C. Shiba
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 9, 2009.

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